UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________
FORM 8-K
___________________
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 23, 2012
___________________

Nexstar Broadcasting Group, Inc. (Exact Name of Registrant as Specified in its Charter) ___________________
Delaware (State or Other Jurisdiction of Incorporation)	000-50478 (Commission File Number)	23-3083125 (I.R.S. Employer Identification No.)
5215 N. O’Connor Boulevard
Suite 1400
Irving, Texas 75039
(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On October 23, 2012, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), an indirect wholly-owned subsidiary of Nexstar Broadcasting Group, Inc. (the “Company”), and Mission Broadcasting, Inc. (“Mission”) entered into amendments to each of their senior secured credit facilities.

The amendments, among other things, (i) exclude, through and including December 31, 2012, from the calculation of indebtedness, the proceeds of the senior notes due 2020 that Nexstar Broadcasting intends to offer, (ii) exclude the net proceeds of not more than $250,000,000 received in connection with the issuance of the notes from the anti-cash hoarding mandatory prepayment requirement, (iii) permit Nexstar Broadcasting to hold the net proceeds of the notes, pending repurchase of its outstanding 7% Senior Subordinated Notes due 2014 (the “2014 Notes”) and 7% Senior Subordinated PIK Notes due 2014 (the “2014 PIK Notes”) and refinancing of a portion of the borrowings outstanding under its senior secured credit facilities with such proceeds, until December 31, 2012 and (iv) require Nexstar Broadcasting to, not later than December 31, 2012, consummate a tender offer for any and all of its 2014 Notes and 2014 PIK Notes.

The foregoing description is qualified in its entirety by reference to the text of the amendments, copies of which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Seventh Amendment to the Fourth Amended and Restated Credit Agreement, dated as of October 23, 2012, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several Banks parties thereto.

10.2	Fifth Amendment to the Third Amended and Restated Credit Agreement, dated as of October 23, 2012, by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several Banks parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            NEXSTAR BROADCASTING GROUP, INC.
Dated: October 25, 2012

                                            By:          /s/ Thomas E. Carter
                                            Name:     Thomas E. Carter
                                                                    Title:        Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Seventh Amendment to the Fourth Amended and Restated Credit Agreement, dated as of October 23, 2012, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several Banks parties thereto.

10.2	Fifth Amendment to the Third Amended and Restated Credit Agreement, dated as of October 23, 2012, by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several Banks parties thereto.